                                                                    Exhibit 10.9

                              ASSIGNMENT AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS,  that on this 12th day of August, 2005,
MONTGOMERY  EQUITY  PARTNERS,  LTD.  (the  "ASSIGNOR")  does hereby agree to the following for and in consideration  of the sum of  $1,881,660.77  and other good and  valuable  consideration  received  from the  persons  listed on EXHIBIT "A"
hereto (the "ASSIGNEE"):

         1.  DEBENTURES.  Assignor  is the  legal and  beneficial  owner of that certain Amended and Restated  Secured  Debenture dated as of May 16, 2005 in the original  principal  amount  of  $3,781,130  (the  "DEBENTURES"),  delivered  by
Enclaves  Group,  Inc.  (the  "COMPANY") to the  Assignor.  The Assignor  hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Assignee ONE MILLION EIGHT HUNDRED  EIGHTY ONE THOUSAND SIX
HUNDRED SIXY AND 77/100 DOLLARS  ($1,881,660.77) of the Debenture and all of its
rights  thereunder,  including without  limitation the right to collect from the
Company the principal  amounts  outstanding  thereunder as of the date hereof as set forth  opposite  Assignee's  name on EXHIBIT  "A," plus  accrued  but unpaid liquidated and interest  thereunder.  This  assignment is made free and clear of any and all claims,  liens,  demands,  restrictions  or encumbrances of any kind whatsoever.  The Assignor  shall hereby  return the original  Debentures  to the
Assignee upon the execution of this Agreement.

         2.  REPRESENTATIONS AND WARRANTIES.  The Assignor hereby represents and warrants to and covenants with the Assignee that the Assignor has full right and authority to enter into and perform their obligations under this Assignment.

         3.  ADDITIONAL  DOCUMENTS.  The Assignor  agrees to execute any and all other  documents  which are,  in the  opinion of the  Assignee  or its  counsel, necessary to carry out the terms and conditions of this Assignment.

         4.  EFFECTIVE DATE AND COUNTERPART SIGNATURE. This Assignment Agreement
shall  be  effective  as of  the  date  first  written  above.  This  Assignment
Agreement,  and acceptance of same, may be executed in one or more counterparts, each of which  shall be  deemed an  original,  but all of which  together  shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a  facsimile  signature  page shall be binding  upon that party so confirming.

         IN WITNESS WHEREOF, the Assignor has executed this Assignment Agreement on the day and year first above written.

                           [SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

                                        THE ASSIGNOR:
                                        MONTGOMERY EQUITY PARTNERS, LTD.

                                        By: /s/ Robert Press
                                            ------------------------------------
                                        Name: Robert Press
                                        Its:  Portfolio Manager

                            ACCEPTANCE OF ASSIGNMENT

         The  undersigned,  being the  Assignee  set forth  above,  does  hereby acknowledge  and accept  the  foregoing  Assignment  on this 12th day of August,
2005.

                                        ASSIGNEE:

                                        HIGHGATE HOUSE FUNDS, LTD.

                                        By: /s/ Adam Gottbetter
                                            ------------------------------------
                                        Name: Adam Gottbetter
                                        Its:  Portfolio Manager

                                     CONSENT

         Enclaves  Group,  Inc.  hereby  consents to the  assignment  of the  Debentures  from the  Assignor to the
Assignee.

                                        Enclaves Group, Inc.

                                        By: /s/ Daniel G. Hayes
                                            ------------------------------------
                                        Name: Daniel G. Hayes
                                        Its:  President & CEO

                                   EXHIBIT "A"

                                                               Original Principal
        Assignee Name:                  Debenture                Amount Assigned:              Purchase Price:
        --------------                  ---------                ----------------              ---------------

  Highgate House Funds, Ltd.           May 16, 2005               $1,881,660.77                 $1,881,660.77

             TOTAL                                                $1,881,660.77                 $1,881,660.77